MUTUAL FUND SERIES TRUST

(THE “TRUST”)

Supplement dated May 31, 2013 to each Statement of Additional Information (“SAI”)

of each of the following series of the Trust (each a “Fund” and collectively, the “Funds”):

Camelot Premium Return Fund	Class A and C
Catalyst/CP Core Equity Fund	Class A and C
Catalyst/CP World Equity Fund	Class A and C
Catalyst/CP Focus Large Cap Fund	Class A and C
Catalyst/CP Focus Mid Cap Fund	Class A and C
Catalyst/Groesbeck Growth of Income Fund	Class A, C and I
Catalyst/Lyons Hedged Premium Return Fund	Class A and C
Catalyst/Lyons Tactical Allocation Fund	Class A and C
Catalyst/Princeton Floating Rate Income Fund	Class A, C and I
Catalyst/SMH High Income Fund	Class A and C
Catalyst/SMH Total Return Income Fund	Class A and C
Catalyst/MAP Global Total Return Income Fund	Class A and C
Catalyst/MAP Global Capital Appreciation Fund	Class A and C
Catalyst Value Fund	Class A, C and I
Catalyst Strategic Insider Fund	Class A and C
Catalyst Insider Tracking Fund	Class A and C
Catalyst Insider Buying Fund	Class A and C
Catalyst Insider Long/Short Fund	Class A and C
Catalyst Event Arbitrage Fund	Class A and C
Day Hagan Tactical Allocation Fund of ETFs	Class A and C
Eventide Gilead Fund	Class A, C, I and N
Eventide Healthcare and Life Sciences Fund	Class A, C, I and N
JAG Large Cap Growth Fund	Class A, C and I
Listed Private Equity Plus Fund	Class A and C
Vista Capital Appreciation Fund	Class A and C
SignalPoint Global Alpha Fund	Class A, C and Class I
SMH Representation Trust

The information in this Supplement updates and amends certain information contained in each currently effective SAI for each Fund dated on or before the date of this Supplement and should be read in conjunction with any such SAI.

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The following paragraph is added under the section “PURCHASE AND REDEMPTION OF SHARES”:

18f-1 Election

The Trust has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the Trust is obligated during any 90 day period to redeem shares for any one shareholder of record solely in cash up to the lesser of $250,000 or 1% of the NAV of the Fund at the beginning of such period. The Trust has made this election to permit certain funds of the Trust to deliver, in lieu of cash, readily marketable securities from its portfolio should a redemption exceed such limitations. The securities delivered will be selected at the sole discretion of such Fund, will not necessarily be representative of the entire portfolio and may be securities, which the Fund would otherwise sell. The redeeming shareholder will usually incur brokerage costs in converting the securities to cash. The method of valuing securities used to make the redemptions in kind will be the same as the method of valuing portfolio securities and such valuation will be made as of the same time the redemption price is determined. However, the Board of Trustees of the Trust has determined that, until otherwise approved by the Board, all redemptions in the Funds be made in cash only.  If the Board determines to allow the Funds to redeem in kind in the future, the Funds will provide shareholders with notice of such change to the redemption policy.

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You should read this Supplement in conjunction with each Fund’s current SAI, which provides information that you should know about the Fund before investing. These documents are available upon request and without charge by calling 1-866-447-4228.

Please retain this Supplement for future reference.